                                                                  Exhibit (n)(4)


                                     FORM OF
                               AMENDED SCHEDULE A

                                     TO THE

                              AMENDED AND RESTATED
                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                              PILGRIM EQUITY TRUST
                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                        PILGRIM GROWTH OPPORTUNITIES FUND
                             PILGRIM MAYFLOWER TRUST



                           EFFECTIVE FEBRUARY 26, 2002

                                                                         CLASS OF SHARES
                                                                         ---------------
                                                                 A      B       C       I       Q
                                                                 -      -       -       -       -
PILGRIM EQUITY TRUST
Pilgrim Biotechnology Fund*                                      X      X       X               X
Pilgrim MidCap Opportunities Fund                                X      X       X       X       X
Pilgrim Principal Protection Fund                                X      X       X               X
Pilgrim Principal Protection Fund II                             X      X       X               X
ING Principal Protection Fund III*                               X      X       X               X
ING MidCap Value Fund                                            X      X       X       X       X
ING SmallCap Value Fund                                          X      X       X       X       X

PILGRIM GROWTH OPPORTUNITIES FUND                                X      X       X       X       X

PILGRIM MAYFLOWER TRUST
Pilgrim Growth + Value Fund                                      X      X       X               X
Pilgrim International Value Fund                                 X      X       X       X       X
Pilgrim Research Enhanced Index Fund                             X      X       X       X       X

PILGRIM SMALLCAP OPPORTUNITIES FUND                              X      X       X       X       X


* This Amended and Restated Multiple Class Plan will be effective with respect to each of these Funds upon the effective date of the initial Registration Statement with respect to each respective Fund.